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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 26, 2002

                              U.S. Industries, Inc.
                            (Exact Name of Registrant
                          as Specified in Its Charter)


         Delaware                    1-14557                   22-3568449
    (State or Other          (Commission File Number)         (IRS Employer
     Jurisdiction of                                         Identification No.)
    Incorporation)


   101 Wood Avenue South
        Iselin, N.J.                                             08830-0169
  (Address of Principal                                          (Zip Code)
     Executive Offices)




                                 (732) 767-0700
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.


     On April 26, 2002, the registrant sold its business of manufacturing and distributing indoor and outdoor lighting fixtures (the "Business") to Hubbell Incorporated and its affiliates, a manufacturer of electrical and electronic products for commercial, industrial, utility and telecommunications markets, based in Orange, CT ("Hubbell") pursuant to the Stock and Asset Purchase Agreement dated as of March 19, 2002 among the registrant, JUSI Holdings, Inc. ("JUSI"), USI Canada Inc. and Hubbell (the "Lighting Agreement"), as amended by Amendment No. 1 to Stock and Asset Purchase Agreement dated as of April 26, 2002 by and between JUSI and Hubbell ("Amendment No. 1 Agreement"). As provided in the Lighting Agreement, as amended, registrant sold all of the outstanding capital stock of LCA Group Inc., a Delaware corporation, Dual-Lite Inc., a Delaware corporation, and the assets and liabilities of the Progress division of USI Canada Inc. to Hubbell. The purchase price for the Business was $250 million in cash, subject to certain adjustments. The total value of the consideration paid for the Business was determined based on arm's length negotiations between the registrant and Hubbell.


     The Lighting Agreement, Amendment No. 1 Agreement, an Escrow Agreement and a Tax Sharing and Indemnification Agreement which are filed as Exhibits 2.1, 2.2, 2.3 and 2.4 to this current report on Form 8-K are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  Exhibits    Description


          2.1 Stock and Asset Purchase Agreement dated as of March 19, 2002 among the U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated.

          2.2 Amendment No. 1 Agreement to Stock and Asset Purchase Agreement dated as of April 26, 2002 among JUSI Holdings, Inc. and Hubbell Incorporated.

          2.3         Escrow Agreement dated as of April 26, 2002 among U.S.
                      Industries, Inc., JUSI Holdings, Inc. and Hubbell Incorporated.

          2.4 Tax Sharing and Indemnification Agreement effective as of March 19, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated.

          99.1 U.S. Industries, Inc. Press Release dated March 20, 2002 (previously filed as Exhibit 99.1 to the registrant's Form 8K on March 20, 2002).

          99.2 U.S. Industries, Inc. Press Release dated April 26, 2002, (previously filed as Exhibit 99.1 to the registrant's Form 8-K on April 26, 2002).


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    U.S. Industries, Inc.


Date: April 26, 2002                By:      /s/ Steven C. Barre
                                         ---------------------------------------
                                        Name:    Steven C. Barre
                                        Title:   Senior Vice President, General
                                                 Counsel and Secretary